GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares, of the

Goldman Sachs High Yield Floating Rate Fund

(the “Fund”)

Supplement dated January 30, 2026, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2025, as supplemented to date

Effective immediately, Chris Stadtler will no longer serve as a portfolio manager for the Fund.

Benjamin Johnson, Alex Karam, Aakash Thombre and John McClain will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Stadtler in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

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